Defiance Next Gen H2 ETF
Schedule of Investments
March 31, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.6%
	Consumer Discretionary - 3.5%
60,682	Iljin Hysolus Company, Ltd. (a)	$2,245,442
	Energy - 0.6%
59,331	Everfuel AS (a)	388,800
	Industrials - 85.9% (b)
395,442	Advent Technologies Holdings, Inc. (a)	917,425
3,831,977	AFC Energy plc (a)	2,053,475
541,803	Ballard Power Systems, Inc. (a)	6,306,587
255,496	Bloom Energy Corporation - Class A (a)	6,170,228
679,308	Cell Impact AB (a)	1,349,227
275,784	Ceres Power Holdings plc (a)	2,679,771
87,542	Doosan Fuel Cell Company, Ltd. (a)	2,954,059
271,203	FuelCell Energy, Inc. (a)	1,562,129
558,790	Gencell, Ltd. (a)	1,272,982
525,274	Hexagon Purus ASA (a)	1,922,320
1,087,444	ITM Power plc (a)	5,079,989
99,493	McPhy Energy SA (a)	2,103,306
3,128,439	NEL ASA (a)	5,348,829
241,008	Plug Power, Inc. (a)	6,895,239
136,366	PowerCell Sweden AB (a)	2,731,154
13,236,370	Powerhouse Energy Group plc (a)	483,620
684,842	Proton Motor Power Systems plc (a)	139,764
65,021	SFC Energy AG (a)	1,964,173
36,665	S-Fuelcell Company, Ltd.	741,135
1,151,398	Xebec Adsorption, Inc. (a)	2,018,784
		54,694,196
	Materials - 9.6%
15,691	Air Liquide SA	2,774,505
967,061	Aker Clean Hydrogen AS (a)	568,469
8,623	Linde plc	2,754,445
		6,097,419
	TOTAL COMMON STOCKS (Cost $73,994,755)	63,425,857

	SHORT-TERM INVESTMENTS - 0.4%
219,748	First American Government Obligations Fund - Class X, 0.19% (c)	219,748
	TOTAL SHORT-TERM INVESTMENTS (Cost $219,748)	219,748

	TOTAL INVESTMENTS - 100.0% (Cost $74,214,503)	63,645,605
	Other Assets in Excess of Liabilities - 0.0% (d)	19,908
	NET ASSETS - 100.0%	$63,665,513

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(c)	Rate shown is the annualized seven-day yield as of March 31, 2022.
(d)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at March 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$63,425,857	$-	$-	$63,425,857
Short-Term Investments	219,748	-	-	219,748
Total Investments in Securities	$63,645,605	$-	$-	$63,645,605

^See Schedule of Investments for breakout of investments by sector classification.
For the period ended March 31, 2022, the Fund did not recognize any transfers to or from Level 3.